UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021 (March 24, 2021)

Gadsden Properties, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 Village Drive, Suite 202, San Antonio, TX	78217
(Address of principal executive offices)	(Zip Code)

480-530-3495

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

 Item 1.01: Entry into a Material Definitive Agreement

On March 24, 2021, the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”), Case# 5:2021bk50240 issued an order approving a Stipulation (the “Stipulation”) between 2501 Cormack, LLC (the “Lender”) and Fremont Hills Development Corporation (“FHDC” or “Debtor”), a wholly-owned subsidiary of Gadsden Properties Inc. (the "Company"), that was submitted on March 10, 2021 by and through their respective counsel of record, whereby the parties agreed to terms and conditions that include the following:

a)	The Debtor shall pay when due all post-petition taxes on Mission Hills Square (the “Property”) and remain current on such taxes, which are approximately $33,081 per calendar quarter;

b)	The Debtor will maintain reasonable security and protection of the Property site such as fencing and monitoring of the site;

c)	The Debtor will facilitate access to the Property to allow previous contractors to remove their equipment

d)	The Debtor shall make specified adequate protection payments to the Lender until the Stipulation expires or the Lender obtain relief from the stay under the Bankruptcy Act: an initial payment of $100,000, which has been paid; and remaining payments of $150,000 per month beginning April, 2021 on or prior to the 15th of each calendar month;

e)	On or prior to May 21, 2021, the Debtor will file its plan of reorganization, and there shall be a hearing on the confirmation of such plan on or prior to July 22, 2021

f)	On or prior to August 23, 2021, the Debtor will pay the obligations to the Lender in full;

g)	The Debtor shall promptly file an adversary proceeding against Bay Area Investment Fund I, LLC (“BAI”) seeking to (1) remove the BAI Lis Pendens that it filed with respect to the Property and (2) obtain an order by the Bankruptcy Court determining that any claim of BAI is junior in priority to the Lender’s claim against the Property.

All of the above terms and conditions have been satisfied. The Stipulation provides that if the Debtor is in breach of its agreements in the Stipulation, then after a cure period of two business days, the automatic stay under the Bankruptcy Code with respect to the Lender will be terminated and the Lender may foreclose on the Property.

The foregoing description of the Stipulation is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of the Stipulation, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Stipulation for Relief from Stay. Filed by Attorneys for the Secured Creditor 2501 Cormack, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2021

Gadsden Properties, Inc.

By:	/s/ BJ Parrish
BJ Parrish
Chief Executive Officer

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